Prospectus Supplement dated Aug. 5, 2005*

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Product Name                                                                                 Prospectus Form #           Date
American Express(R) Single Premium Variable Life (AXP - SPVL)                                    S-6199 E               4/29/05

American Express(R) Succession Select Variable Life Insurance (Succession Select)                S-6202 F               4/29/05
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CHANGE TO "OPTION A -- INTEREST PAYMENTS"

"Option A -- Interest Payments" under the "Payment Options" section of "Payment of Policy Proceeds" on page 36 of the prospectus is replaced with the following:

Option A -- Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6199-3 A (8/05)

* Valid until Oct. 3, 2005.